UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-09589

DWS RREEF SECURITIES TRUST

(FORMERLY SCUDDER RREEF SECURITIES TRUST)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Annual Report
to Shareholders

DWS RREEF Real Estate
Securities Fund

(formerly Scudder RREEF Real Estate Securities Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 5-year, and Life of Fund periods shown for Classes A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/05
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.89%	26.81%	20.08%	21.60%
Class B	10.84%	25.63%	19.05%	20.58%
Class C	11.00%	25.80%	19.14%	20.65%
Class R	11.51%	26.40%	19.76%	21.30%
Institutional Class	12.19%	27.14%	20.42%	21.98%
S&P 500 Index+	4.91%	14.39%	.54%	-.18%
MSCI US REIT Index++	12.13%	26.33%	18.69%	20.33%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 12/31/05	$ 20.83	$ 20.83	$ 20.88	$ 20.83	$ 20.81
12/31/04	$ 20.40	$ 20.40	$ 20.44	$ 20.39	$ 20.38
Distribution Information: Twelve Months: Income Dividends as of 12/31/05	$ .65	$ .46	$ .48	$ .57	$ .71
Capital gains as of 12/31/05	$ 1.30	$ 1.30	$ 1.30	$ 1.30	$ 1.30
Institutional Class Lipper Rankings — Real Estate Funds Category as of 12/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	122	of	228	54
3-Year	74	of	158	47
5-Year	12	of	122	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/05
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,545	$19,219	$23,530	$30,975
	Average annual total return	5.45%	24.33%	18.67%	20.42%
Class B	Growth of $10,000	$10,784	$19,629	$23,812	$31,223
	Average annual total return	7.84%	25.21%	18.95%	20.58%
Class C	Growth of $10,000	$11,100	$19,908	$24,007	$31,347
	Average annual total return	11.00%	25.80%	19.14%	20.65%
Class R	Growth of $10,000	$11,151	$20,194	$24,633	$32,389
	Average annual total return	11.51%	26.40%	19.76%	21.30%
S&P 500 Index+	Growth of $10,000	$10,491	$14,970	$10,275	$9,890
	Average annual total return	4.91%	14.39%	.54%	-.18%
MSCI US REIT Index++	Growth of $10,000	$11,213	$20,161	$23,578	$30,829
	Average annual total return	12.13%	26.33%	18.69%	20.33%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,121,900	$2,055,100	$2,532,100	$3,347,400
	Average annual total return	12.19%	27.14%	20.42%	21.98%
S&P 500 Index+	Growth of $1,000,000	$1,049,100	$1,497,000	$1,027,500	$989,000
	Average annual total return	4.91%	14.39%	.54%	-.18%
MSCI US REIT Index++	Growth of $1,000,000	$1,121,300	$2,016,100	$2,357,800	$3,082,900
	Average annual total return	12.13%	26.33%	18.69%	20.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/05
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	11.91%	26.77%	20.06%	21.60%
S&P 500 Index+	4.91%	14.39%	.54%	-.18%
MSCI US REIT Index++	12.13%	26.33%	18.69%	20.33%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/05	$ 20.80
5/2/2005 (commencement of operations for Class S)	$ 19.81
Distribution Information: Eight Months: Income Dividends as of 12/31/05	$ .45
Capital gains as of 12/31/05	$ 1.30
Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT Index++

Yearly periods ended December 31
Comparative Results as of 12/31/05
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,191	$20,374	$24,947	$32,869
	Average annual total return	11.91%	26.77%	20.06%	21.60%
S&P 500 Index+	Growth of $10,000	$10,491	$14,970	$10,275	$9,890
	Average annual total return	4.91%	14.39%	.54%	-.18%
MSCI US REIT Index++	Growth of $10,000	$11,213	$20,161	$23,578	$30,829
	Average annual total return	12.13%	26.33%	18.69%	20.33%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,047.30	$ 1,042.40	$ 1,042.60	$ 1,045.60	$ 1,048.70	$ 1,047.20
Expenses Paid per $1,000*	$ 4.13	$ 8.75	$ 8.29	$ 5.93	$ 2.74	$ 3.92
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class	Class S
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,021.17	$ 1,016.64	$ 1,017.09	$ 1,019.41	$ 1,022.53	$ 1,021.37
Expenses Paid per $1,000*	$ 4.08	$ 8.64	$ 8.19	$ 5.85	$ 2.70	$ 3.87

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class	Class S
DWS RREEF Real Estate Securities Fund	.80%	1.70%	1.61%	1.15%	.53%	.76%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS RREEF Real Estate Securities Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Real Estate Securities Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of RREEF and Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 14 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

Over nine years of investment industry experience.

BA, University of Wisconsin-Whitewater; MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of RREEF and Manager of the fund.

Joined RREEF, Deutsche Asset Management, Inc. and the fund in September, 2004.

Prior to that, Principal at KG Redding and Associates, March, 2004-September, 2004.

Prior to that, Managing Director of RREEF from 1996-March, 2004, Deutsche Asset Management, Inc. from 2002-March, 2004.

Over nine years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Vice President of RREEF and Manager of the fund.

Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over six years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during its most recent fiscal year ended December 31, 2005.

Q: How did DWS RREEF Real Estate Securities Fund perform during its most recent fiscal year?

A: After a volatile start for REIT prices during the period, the REIT market eventually recovered, and the fund returned 11.89% (Class A shares) for the 12-month period ended December 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the MSCI US REIT Index, returned 12.13% for the same period.1

1 The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: Will you review the fund's investment process?

A: In managing the portfolio, we use established investment disciplines that we have developed over a number of years. We employ a quarterly sector-allocation process in which we decide to overweight or underweight certain sectors of the REIT market.2 We make informed decisions on where we think sector outperformance may occur and employ a disciplined stock-selection process. The portfolio holds anywhere from 50 to 65 issues at any given time, and we invest in what we think may be the top-returning names in each sector. Meanwhile, we seek to avoid the bottom tier of companies that we expect to underperform.

Q: What factors influenced the performance of REITs in 2005?

A: As was the case in 2004, the REIT market experienced significant volatility over the past year. Fears that long-term Treasury yields would spike sent the REIT market down dramatically in early 2005. REITs rebounded, however, and the market once again posted double-digit returns. With a consensus emerging that the US Federal Reserve Board (the Fed) will end its cycle of short-term interest rate increases sometime in early 2006, and because the economy posted strong gross domestic product results in 2005, market participants now expect a steadier interest rate environment in the coming months. This, in turn, could lead to a more stable marketplace for REITs.

Another factor that spurred volatility in the REIT market during the period was a significant increase in merger and acquisition activity. Key mergers included ProLogis's acquisition of Catellus Development Corp. and CalEast Industrial Investors' acquisition of CenterPoint Properties Trust, in the industrial sector; Onex Real Estate's acquisition of Town and Country, in the apartment sector; and GE Real Estate's acquisition of Arden Realty Group, Inc., in the office sector. In all, 18 significant merger and/or privatization transactions occurred in 2005, and there is continuing speculation that a number of similar transactions could take place in the coming months. This activity is driven by enormous demand for real estate within the private market, and it gave strong support to REIT prices throughout the period. Though we perceive REIT, or "public market," stock price valuations to be high, this market, in which these mergers/privatizations are occurring, remains less expensive than the private commercial real estate market.

Q: What contributed to and detracted from performance over the period?

A: During the period, our sector allocations detracted slightly from performance, for two reasons. First, we were overweight in the hotel sector, and despite the fact that fundamental factors in the sector continue to be strong (see additional discussion concerning the hotel sector below), this sector did not perform as well as we expected for the year. Second, our underweight in industrials hurt performance, as this sector outperformed the benchmark due to a number of acquisitions that took place in the sector at levels above companies' stock prices. In contrast, overall stock selection was extremely helpful to performance. The only sector in which stock selection hurt performance was regional malls, where our holding in The Mills Corp. (see below for details) was a significant detractor.

Q: Which individual holdings had a significant impact on performance during the period?

A: The largest contributor to performance for the 12-month period was Simon Property Group, Inc., which continued to deliver solid returns based on strong fundamentals within the regional mall sector. Starwood Hotels & Resorts Worldwide, Inc.'s announcement of the sale of a large portion of its portfolio to Host Marriott Corp. was initially received negatively by the market, but Starwood was eventually rewarded by investors for this decision. AvalonBay Communities, Inc., in apartments, was also a strong performer. The company enjoys positions in some of the strongest real estate markets in the country, and its solid management team has made prudent decisions concerning future development. In addition, our holdings in Arden Realty performed well, as the company was acquired by GE Real Estate at a premium to Arden's share price. (As of December 31, 2005, the position in Arden Realty was sold.)

The portfolio's largest detractor by a wide margin was The Mills Corp. Investors grew restless following the company's announcement that the projected cost of its New Jersey Meadowland Mills retail, business, entertainment and transportation project would rise by $200 million because of infrastructure additions. In addition, Mills has suffered from a number of accounting mishaps, earnings restatements and write-offs. The stock's value has shrunken dramatically because of the market's lack of confidence in the company's financial reporting. We pared back our position in the company in late December.

Q: Will you describe the fund's positioning within the various REIT sectors?

A: The fund's largest overweight is in hotels, which, as we have mentioned, did not perform as well during the period as we had anticipated. Part of the underperformance was due to investors' concerns about the direction of the US economy and possible decreases in travel. However, fundamental factors such as revenue per room rate remain solid, significantly stronger than we had predicted a year ago and much better than Wall Street analysts had forecast. We look for similarly strong fundamentals within this sector, as we believe many hotels are at their structural occupancy peaks. Room rates are continuing to rise, which directly benefits a hotel's bottom line. Additionally, we are not seeing increases in the supply of hotels, which has slowed revenue growth in the past. That's why, in 2006, we look for increased profit margins and double-digit revenue growth within the sector, particularly for luxury and upper-end hotels in urban areas. We plan to maintain the fund's overweight in this sector.

We also maintained an overweight position in malls for most of the year, but we are closer to a neutral position as we start 2006. The reduction in our weighting of this sector is not because the mall sector is in decline, but because other REIT sectors have gained strength, and we want to take this opportunity for further diversification. We also think that malls may not experience the same growth rates as other REIT sectors in the coming year.

The fund's most significant underweight compared with the benchmark is in retail shopping centers. We are maintaining this underweight for two reasons: First, we believe internal growth (from the stores that lease space in the shopping centers) as well as external growth (from the shopping center REIT companies themselves) will be below that of other REIT sectors going forward. This is because the shopping centers' internal fee structures do not allow for significant profit growth. Second, we feel the sector is not in a strong enough position to grow through shopping center development. We therefore expect retail shopping centers to grow more slowly than other REIT sectors even as the overall market environment for REITs continues to improve.

Over the past year, we gradually moved from underweight positions in the office and industrial sectors to a more neutral stance compared with the MSCI US REIT Index. Both sectors have been hampered by leases that "roll down" (leases that are renewed at lower rates) by 10% to 15% or more. We expect much less roll-down in 2006, with a reversal of that trend in the following two years, when leases should be renewed at higher rates. We are therefore reasonably optimistic about the prospects for these two sectors going forward.

Finally, we are maintaining a cautious stance on the apartment sector. We think apartment pricing is expensive relative to historical pricing in this sector. The sector has recently benefited from the fact that a significant amount of new multifamily units have been sold as condominiums rather than rented as apartments. We remain cautious about possible oversupply in the longer term, though, as some condominiums could come back to the apartment market and create a glut of rental supply in this sector.

Q: What are the prospects for the REIT marketplace in 2006?

A: We do not believe that long-term interest rates will rise significantly and pose a threat to REIT prices in the coming year. On the other hand, some analysts worry that the US economy will slow significantly in response to continuing increases in energy prices. In addition, there is usually a "lag effect" in which a series of federal funds rate increases, such as we have had since June 2004, eventually restrain economic growth. A slowing economy could negatively affect REIT prices.

Within the REIT market, fundamentals in each sector are currently strong or strengthening, though investment inflows, rather than fundamental factors, have driven the REIT markets during the past several years. While we do not feel that current REIT price valuations represent a "bubble," there is still concern about the level of REIT prices. With demand for real estate investments still reasonably strong, and after six years of outperformance versus the S&P 500 Index, we expect REIT performance to be more in line with historical average returns for this sector.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	12/31/05	12/31/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04

Office	27%	16%
Apartments	17%	19%
Regional Malls	16%	15%
Shopping Centers	9%	14%
Hotels	11%	10%
Industrials	8%	9%
Health Care	5%	5%
Storage	5%	3%
Manufactured Homes	1%	—
Other	1%	—
Diversified	—	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (48.0% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	7.9%
2. Vornado Realty Trust Owner and operator of office properties and shopping centers	5.4%
3. Boston Properties, Inc. Developer of commercial and industrial real estate	4.9%
4. Equity Office Properties Trust Owner of office properties and parking facilities	4.6%
5. ProLogis Owner of global corporate distribution facilities	4.5%
6. Equity Residential Operator of multifamily properties containing apartments	4.3%
7. Starwood Hotels & Resorts Worldwide, Inc. Manufacturer of a chain of hotels	4.3%
8. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	4.1%
9. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	4.1%
10. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 98.1%
Apartments 17.1%
Apartment Investment & Management Co. "A" (REIT)	792,347	30,006,181
Archstone-Smith Trust (REIT)	1,288,821	53,988,711
AvalonBay Communities, Inc. (REIT)	609,507	54,398,500
Camden Property Trust (REIT)	271,940	15,750,765
Equity Residential (REIT)	1,446,775	56,597,838
Essex Property Trust, Inc. (REIT)	170,309	15,702,490
		226,444,485
Health Care 5.2%
LTC Properties, Inc. (REIT)	200,474	4,215,968
National Health Investors, Inc. (REIT)	188,158	4,884,582
Nationwide Health Properties, Inc. (REIT)	325,363	6,962,768
Senior Housing Properties Trust (REIT)	1,077,293	18,217,025
Ventas, Inc. (REIT)	1,087,781	34,830,748
		69,111,091
Hotels 10.6%
Hilton Hotels Corp.	1,073,265	25,876,419
Host Marriott Corp. (REIT)	2,387,751	45,247,881
Innkeepers USA Trust (REIT)	81,773	1,308,368
LaSalle Hotel Properties (REIT)	304,815	11,192,807
Starwood Hotels & Resorts Worldwide, Inc.	884,373	56,476,060
		140,101,535
Industrial 7.4%
AMB Property Corp. (REIT)	405,200	19,923,684
Liberty Property Trust (REIT)	394,000	16,882,900
ProLogis (REIT)	1,266,548	59,173,123
PS Business Parks, Inc. (REIT)	31,400	1,544,880
		97,524,587
Manufactured Homes 1.2%
American Land Lease, Inc. (REIT)	111,572	2,640,909
Equity Lifestyle Properties, Inc. (REIT)	286,594	12,753,433
		15,394,342
Office 26.6%
BioMed Realty Trust, Inc. (REIT)	364,831	8,901,876
Boston Properties, Inc. (REIT)	880,259	65,253,600
Brandywine Realty Trust (REIT)	505,215	14,100,551
Corporate Office Properties Trust (REIT)	317,060	11,268,312
Digital Realty Trust, Inc. (REIT)	225,793	5,109,696
Duke Realty Corp. (REIT)	1,114,628	37,228,575
Equity Office Properties Trust (REIT)	1,997,684	60,589,756
Highwoods Properties, Inc. (REIT)	442,263	12,582,382
Kilroy Realty Corp. (REIT)	188,000	11,637,200
Lexington Corporate Properties Trust (REIT)	427,960	9,115,548
Mack-Cali Realty Corp. (REIT)	353,776	15,283,123
Maguire Properties, Inc. (REIT)	51,051	1,577,476
Reckson Associates Realty Corp. (REIT)	536,300	19,296,074
Trizec Properties, Inc. (REIT)	344,900	7,905,108
Vornado Realty Trust (REIT)	856,408	71,484,376
		351,333,653
Regional Malls 16.0%
General Growth Properties, Inc. (REIT)	604,482	28,404,609
Pennsylvania Real Estate Investment Trust (REIT)	191,089	7,139,085
Simon Property Group, Inc. (REIT)	1,368,395	104,860,109
Taubman Centers, Inc. (REIT)	440,080	15,292,780
The Macerich Co. (REIT)	531,246	35,667,857
The Mills Corp. (REIT)	466,027	19,545,172
		210,909,612
Shopping Centers 8.1%
Equity One, Inc. (REIT)	616,468	14,252,740
Federal Realty Investment Trust (REIT)	419,887	25,466,147
Inland Real Estate Corp. (REIT)	1,034,272	15,296,883
New Plan Excel Realty Trust (REIT)	732,024	16,968,316
Pan Pacific Retail Properties, Inc. (REIT)	385,734	25,801,747
Regency Centers Corp. (REIT)	148,500	8,754,075
		106,539,908
Specialty 0.9%
Entertainment Properties Trust (REIT)	286,823	11,688,037
Storage 5.0%
FrontLine Capital Group*	12,400	0
Public Storage, Inc. (REIT)	750,440	50,819,797
Sovran Self Storage, Inc. (REIT)	185,852	8,729,468
U-Store-It Trust (REIT)	314,714	6,624,729
		66,173,994
Total Common Stocks (Cost $1,061,731,693)		1,295,221,244

Cash Equivalents 3.3%
Cash Management QP Trust, 4.26% (a) (Cost $43,262,450)	43,262,450	43,262,450
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,104,994,143)+	101.4	1,338,483,694
Other Assets and Liabilities, Net	(1.4)	(18,487,082)
Net Assets	100.0	1,319,996,612

* Non-income producing security.

+ The cost for federal income tax purposes was $1,107,326,657. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $231,157,037. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $242,096,038 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,939,001.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $1,061,731,693)	$ 1,295,221,244
Investment in Cash Management QP Trust (cost $43,262,450)	43,262,450
Total investments in securities, at value (cost $1,104,994,143)	1,338,483,694
Cash	4,733,938
Receivable for investments sold	14,166,757
Dividends receivable	6,150,770
Interest receivable	132,921
Receivable for Fund shares sold	10,111,033
Other assets	90,385
Total assets	1,373,869,498
Liabilities
Payable for investments purchased	49,431,918
Payable for Fund shares redeemed	3,461,495
Accrued investment advisory fee	533,229
Other accrued expenses and payables	446,244
Total liabilities	53,872,886
Net assets, at value	$ 1,319,996,612
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(291)
Net unrealized appreciation (depreciation) on investments	233,489,551
Accumulated net realized gain (loss)	21,822,232
Paid-in capital	1,064,685,120
Net assets, at value	$ 1,319,996,612

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($722,718,108 ÷ 34,699,194 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.83
Maximum offering price per share (100 ÷ 94.25 of $20.83)	$ 22.10

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,729,438 ÷ 1,379,048 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 20.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($92,542,409 ÷ 4,431,428 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 20.88
Class R Net Asset Value and redemption price(a) per share ($9,338,071 ÷ 448,345 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.83

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,230,573 ÷ 107,233 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 20.80

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($464,438,013 ÷ 22,316,003 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 20.81

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,330)	$ 37,399,789
Interest — Cash Management QP Trust	1,533,767
Total Income	38,933,556
Expenses: Investment advisory fee	6,490,789
Services to shareholders	597,635
Custodian and accounting fees	196,163
Distribution and shareholder servicing fees	3,133,370
Auditing	62,433
Legal	33,565
Trustees' fees and expenses	58,112
Reports to shareholders	99,357
Registration fees	136,587
Other	60,984
Total expenses before expense reductions	10,868,995
Expense reductions	(26,041)
Total expenses after expense reductions	10,842,954
Net investment income (loss)	28,090,602
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	92,468,150
Capital gains dividends received	18,583,095
In-kind redemptions	60,502,655
171,553,900
Net unrealized appreciation (depreciation) during the period on investments	(60,421,079)
Net gain (loss) on investment transactions	111,132,821
Net increase (decrease) in net assets resulting from operations	$ 139,223,423

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2005	2004
Operations: Net investment income (loss)	$ 28,090,602	$ 24,377,566
Net realized gain (loss) on investment transactions	171,553,900	91,072,785
Net unrealized appreciation (depreciation) during the period on investment transactions	(60,421,079)	166,297,113
Net increase (decrease) in net assets resulting from operations	139,223,423	281,747,464
Distributions to shareholders from: Net investment income: Class A	(26,943,685)	(19,511,235)
Class B	(648,716)	(555,818)
Class C	(1,973,379)	(1,259,205)
Class R	(163,751)	(26,472)
Class S	(25,238)	—
Institutional Class	(13,519,492)	(7,917,963)
Net realized gains: Class A	(43,897,834)	(51,326,140)
Class B	(1,713,420)	(2,005,461)
Class C	(5,477,752)	(5,109,475)
Class R	(531,755)	(112,954)
Class S	(125,105)	—
Institutional Class	(26,800,610)	(22,127,786)
Fund share transactions: Proceeds from shares sold	670,150,807	539,400,416
Reinvestment of distributions	102,616,252	97,100,885
Cost of shares redeemed	(375,087,037)	(228,660,889)
In-kind redemptions	(377,246,353)	—
Redemption fees	72,138	—
Net increase (decrease) in net assets from Fund share transactions	20,505,807	407,840,412
Increase (decrease) in net assets	37,908,493	579,635,367
Net assets at beginning of period	1,282,088,119	702,452,752
Net assets at end of period (including accumulated distributions in excess of net investment income of $291 and $3,778, respectively)	$ 1,319,996,612	$ 1,282,088,119

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.42	.48	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	1.96	4.79	4.37	.06	(.25)
Total from investment operations	2.38	5.27	4.88	.14	(.21)
Less distributions from: Net investment income	(.65)	(.58)	(.55)	(.09)	(.15)
Net realized gain on investment transactions	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(1.95)	(1.96)	(.76)	(.15)	(.15)
Redemption fee	.00***	—	—	—	—
Net asset value, end of period	$ 20.83	$ 20.40	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[d]	11.89	31.57	38.51	1.11e**	(1.55)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	723	814	481	210	200
Ratio of expenses before expense reductions (%)	.80	.82	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.80	.82	.88	1.25*	1.25*
Ratio of net investment income (loss) (%)	2.05	2.60	3.39	.60f**	1.27*
Portfolio turnover rate (%)	66[g]	79	25	36*	44

[a] For the one-month period ended December 31, 2002.

[b] For the period from September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended December 31,	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.40	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.23	.30	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.96	4.80	4.38	.07	(.24)
Total from investment operations	2.19	5.10	4.74	.14	(.23)
Less distributions from: Net investment income	(.46)	(.40)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(1.76)	(1.78)	(.65)	(.13)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 20.83	$ 20.40	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[d]	10.84	30.24	37.36	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	32	22	7	7
Ratio of expenses before expense reductions (%)	1.72	1.79	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.72	1.79	1.85	2.00*	2.00*
Ratio of net investment income (loss) (%)	1.13	1.63	2.42	.54f**	.52*
Portfolio turnover rate (%)	66[g]	79	25	36*	44

[a] For the one-month period ended December 31, 2002.

[b] For the period from September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended December 31,	2005	2004	2003	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.44	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[c]	.26	.32	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	1.96	4.80	4.41	.07	(.24)
Total from investment operations	2.22	5.12	4.78	.14	(.23)
Less distributions from: Net investment income	(.48)	(.42)	(.44)	(.07)	(.13)
Net realized gain on investment transactions	(1.30)	(1.38)	(.15)	(.04)	—
Tax return of capital	—	—	(.06)	(.02)	—
Total distributions	(1.78)	(1.80)	(.65)	(.13)	(.13)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 20.88	$ 20.44	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[d]	11.00	30.35	37.59	1.06e**	(1.74)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	81	34	1	1
Ratio of expenses before expense reductions (%)	1.61	1.68	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.61	1.68	1.75	2.00*	2.00*
Ratio of net investment income (loss) (%)	1.24	1.74	2.52	.54f**	.52*
Portfolio turnover rate (%)	66[g]	79	25	36*	44

[a] For the one-month period ended December 31, 2002.

[b] For the period from September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended December 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[b]	.35	.38	.03
Net realized and unrealized gain (loss) on investment transactions	1.96	4.81	1.30
Total from investment operations	2.31	5.19	1.33
Less distributions from: Net investment income	(.57)	(.51)	(.09)
Net realized gain on investment transactions	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	(.06)
Total distributions	(1.87)	(1.89)	(.30)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2	1
Ratio of expenses (%)	1.16	1.33	1.25*
Ratio of net investment income (loss) (%)	1.69	2.09	.21c**
Portfolio turnover rate (%)	66[d]	79	25

[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

[b] Based on average shares outstanding during the period.

[c] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended December 31,	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.81
Income (loss) from investment operations: Net investment income (loss)[b]	.29
Net realized and unrealized gain (loss) on investment transactions	2.45
Total from investment operations	2.74
Less distributions from: Net investment income	(.45)
Net realized gain on investment transactions	(1.30)
Total distributions	$ (1.75)
Redemption fees	.00***
Net asset value, end of period	$ 20.80
Total Return (%)	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	.76*
Ratio of net investment income (loss) (%)	2.00*
Portfolio turnover rate (%)	66[c]

[a] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

[b]  Based on average shares outstanding during the period.

[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class[a] Years Ended December 31,	2005	2004	2003	2002[b]	2002[c]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Income (loss) from investment operations: Net investment income (loss)	.48[d]	.53[d]	.55[d]	.08[d]	.45[d]	.66
Net realized and unrealized gain (loss) on investment transactions	1.96	4.77	4.37	.06	.77	1.58
Total from investment operations	2.44	5.30	4.92	.14	1.22	2.24
Less distributions from: Net investment income	(.71)	(.62)	(.59)	(.10)	(.55)	(.46)
Net realized gain on investment transactions	(1.30)	(1.38)	(.15)	(.04)	(.99)	(.43)
Tax return of capital	—	—	(.06)	(.02)	—	—
Total distributions	(2.01)	(2.00)	(.80)	(.16)	(1.54)	(.89)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 20.81	$ 20.38	$ 17.08	$ 12.96	$ 12.98	$ 13.30
Total Return (%)	12.19	31.88	38.91	1.13e**	9.58[e]	19.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	464	353	166	24	22	16
Ratio of expenses before expense reductions (%)	.53	.54	.63	1.06*	1.25	1.17
Ratio of expenses after expense reductions (%)	.53	.54	.63	1.00*	1.14	1.17
Ratio of net investment income (loss) (%)	2.32	2.88	3.64	.62f**	3.44	4.97
Portfolio turnover rate (%)	66[g]	79	25	.36*	44	114

[a] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.

[b] For the one-month period ended December 31, 2002.

[c] For the years ended November 30.

[d] Based on average shares outstanding during the period.

[e] Total return would have been lower had certain expenses not been reduced.

[f] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.

[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (formerly Scudder RREEF Real Estate Securities Fund) (the "Fund") is a non-diversified series of DWS RREEF Securities Trust (formerly Scudder RREEF Securities Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

On May 2, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 24,154,746
Unrealized appreciation (depreciation) on investments	$ 231,157,037

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 53,889,852	$ 55,579,984
Distributions from long-term capital gains	$ 67,930,885	$ 54,372,525

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $1,176,743,354 and $845,434,121, respectively.

C. Related Parties

DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of .48% of the Fund's average daily net assets.

Until August 30, 2006, the Advisor has contractually agreed to maintain the expenses of Classes A, B, C, R, S and Institutional Class shares at no more than 1.25%, 2.00%, 2.00%, 1.50%, 0.91% and 1.00%, respectively, of average daily net assets.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company ("SSB") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by ICCC aggregated $149,765, of which $15,327 is unpaid.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend paying agent and shareholder services agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the fee it receives from the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $541,477, of which $87,033 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2005
Class B	$ 221,030	$ 18,965
Class C	635,668	58,928
Class R	14,330	2,106
	$ 871,028	$ 79,999

In addition, DWS-SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31 2005	Annual Effective Rate
Class A	$ 1,988,490	$ 148,360.23%
Class B	70,986	6,367.24%
Class C	193,426	17,888.23%
Class R	9,440	2,374.16%
	$ 2,262,342	$ 174,989

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2005 aggregated $91,100.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2005, the CDSC for Class B and C shares aggregated $98,330 and $21,795, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2005, DWS-SDI received $9,694.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,260, of which $6,000 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Fund $25,941, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the Fund's custodian fees were reduced by $100 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	20,873,059	$ 439,745,927	14,868,713	$ 272,560,915
Class B	350,867	7,249,387	753,645	13,675,958
Class C	1,445,892	30,181,397	3,016,420	55,411,526
Class R	393,987	8,150,319	79,543	1,439,483
Class S*	112,237	2,427,988	—	—
Institutional Class	8,785,568	182,395,789	10,571,676	196,312,534
		$ 670,150,807		$ 539,400,416
Shares issued to shareholders in reinvestment of distributions
Class A	3,233,575	$ 67,706,860	3,472,220	$ 68,296,703
Class B	92,935	1,948,106	104,052	2,061,395
Class C	284,156	5,978,576	243,756	4,860,314
Class R	32,144	676,501	6,959	138,717
Class S*	6,610	139,467	—	—
Institutional Class	1,249,809	26,166,742	1,102,295	21,743,756
		$ 102,616,252		$ 97,100,885
Shares redeemed
Class A	(11,412,563)	$ (231,368,654)	(6,545,616)	$ (120,971,606)
Class B	(609,743)	(12,509,333)	(574,049)	(10,340,051)
Class C	(1,257,789)	(25,827,203)	(1,280,526)	(23,554,974)
Class R	(67,737)	(1,416,875)	(4,226)	(84,494)
Class S*	(11,614)	(250,691)	—	—
Institutional Class	(5,057,812)	(103,714,281)	(4,060,263)	(73,709,764)
		$ (375,087,037)		$ (228,660,889)
In-kind redemptions
Class A	(17,929,108)	$ (377,246,353)	—	$ -
		$ (377,246,353)		$ —
Redemption fees		$ 72,138		$ —
Net increase (decrease)
Class A	(5,235,037)	$ (101,099,181)	11,795,317	$ 219,886,012
Class B	(165,941)	(3,311,823)	283,648	5,397,302
Class C	472,259	10,333,843	1,979,650	36,716,866
Class R	358,394	7,409,945	82,276	1,493,706
Class S*	107,233	2,316,839	—	—
Institutional Class	4,977,565	104,856,184	7,613,708	144,346,526
		$ 20,505,807		$ 407,840,412

* For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

I. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated net realized gain (loss) to paid-in capital. During the year ended December 31, 2005, the Fund realized $60,502,655 of net gain.

J. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS RREEF Securities Trust and Shareholders of DWS RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Fund (formerly Scudder RREEF Real Estate Securities Fund) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported distributions of $1.12 per share from net long-term capital gains during the year ended December 31, 2005, of which 91.61% represents 15% rate gains and 8.39% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $94,776,000 as capital gain dividends for its year ended December 31, 2005, of which 94% represents 15% rate gains and 6% represents 25% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Board of Trustees of the DWS RREEF Securities Trust (the "Trust") approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") for investment advisory services for the DWS RREEF Real Estate Securities Fund (the "Fund"), a non-diversified series of the Trust, in September 2005. In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss Fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor or its affiliates have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on Fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, Fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ending June 30, 2005, the Fund's (Institutional Class shares) performance was in the 2nd quartile, 1st quartile, and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor has benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the fund trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, Fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[8] 12/14/56 Chief Legal Officer since 2005

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS RREEF Securities Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	23339L 107	23339L 206	23339L 305	23339L 602
Fund Number	425	625	725	595
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339L 404
Fund Number	1502
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	RRREX
Fund Number	325

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS RREEF Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS RREEF REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$56,200	$225	$0	$0
2004	$49,700	$185	$8,105	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$8,105	$0	$253,272	$261,377

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006